Exhibit 99

UMH PROPERTIES, INC.

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, NJ 07728

(732) 577-9997

Fax: (732) 577-9980

FOR IMMEDIATE RELEASE	Date:	January 27, 2022

	Contact:	Nelli Madden
732-577-9997

UMH PROPERTIES, INC. ANNOUNCES TAX TREATMENT FOR 2021 DISTRIBUTIONS

FREEHOLD, NJ, JANUARY 27, 2022……UMH Properties, Inc. (NYSE:UMH) today announced the tax treatment of its 2021 distributions. The following tables summarize, for income tax purposes, the nature of cash distributions paid to stockholders of UMH’s common and preferred shares during the calendar year ended December 31, 2021.

Common - CUSIP 903002103

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/21	$0.19	$0.006159	$0.000502	$0.00	$0.183339	$0.006159
6/15/21	$0.19	$0.006159	$0.000502	$0.00	$0.183339	$0.006159
9/15/21	$0.19	$0.006159	$0.000502	$0.00	$0.183339	$0.006159
12/15/21	$0.19	$0.006159	$0.000502	$0.00	$0.183339	$0.006159
TOTAL	$0.76	$0.024636	$0.002008	$0.00	$0.733356	$0.024636

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/21	$0.19	3.241683%	0.264344%	0%	96.493973%	3.241683%
6/15/21	$0.19	3.241683%	0.264344%	0%	96.493973%	3.241683%
9/15/21	$0.19	3.241683%	0.264344%	0%	96.493973%	3.241683%
12/15/21	$0.19	3.241683%	0.264344%	0%	96.493973%	3.241683%
TOTAL	$0.76	3.241683%	0.264344%	0%	96.493973%	3.241683%

A NYSE Company: Symbol - UMH

since 1968

P a g e | 2

6.75% Series C Cumulative Redeemable Preferred - CUSIP 903002400

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/21	$0.421875	$0.390067	$0.031808	$0.00	$0.00	$0.390067
6/15/21	$0.421875	$0.390067	$0.031808	$0.00	$0.00	$0.390067
9/15/21	$0.421875	$0.390067	$0.031808	$0.00	$0.00	$0.390067
12/15/21	$0.421875	$0.390067	$0.031808	$0.00	$0.00	$0.390067
TOTAL	$1.687500	$1.560268	$0.127232	$0.00	$0.00	$1.560268

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/21	$0.421875	92.460304%	7.539696%	0%	0%	92.460304%
6/15/21	$0.421875	92.460304%	7.539696%	0%	0%	92.460304%
9/15/21	$0.421875	92.460304%	7.539696%	0%	0%	92.460304%
12/15/21	$0.421875	92.460304%	7.539696%	0%	0%	92.460304%
TOTAL	$1.687500	92.460304%	7.539696%	0%	0%	92.460304%

6.375% Series D Cumulative Redeemable Preferred - CUSIP 903002509

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/21	$0.398438	$0.3683965	$0.030041	$0.00	$0.00	$0.3683965
6/15/21	$0.398438	$0.3683965	$0.030041	$0.00	$0.00	$0.3683965
9/15/21	$0.398438	$0.3683965	$0.030041	$0.00	$0.00	$0.3683965
12/15/21	$0.398438	$0.3683965	$0.030041	$0.00	$0.00	$0.3683965
TOTAL	$1.593750	$1.473586	$0.120164	$0.00	$0.00	$1.473586

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/21	$0.398438	92.460304%	7.539696%	0%	0%	92.460304%
6/15/21	$0.398438	92.460304%	7.539696%	0%	0%	92.460304%
9/15/21	$0.398438	92.460304%	7.539696%	0%	0%	92.460304%
12/15/21	$0.398438	92.460304%	7.539696%	0%	0%	92.460304%
TOTAL	$1.593750	92.460304%	7.539696%	0%	0%	92.460304%

NOTE: Section 199A Dividends (Box 5) is a subset of, and is included in, the Total Non-Qualifying Ordinary Income reported in Box 1a.

A NYSE Company: Symbol - UMH

since 1968

P a g e | 3

DIVIDEND REINVESTMENT PLAN DISCOUNTS

Common - CUSIP 903002103

DISCOUNT DATE	FAIR MARKET VALUE ($)	DISCOUNT PRICE ($)	DISCOUNT ON D/R ($)
1/15/2021	15.165	14.500	0.665
2/16/2021	16.365	15.875	0.490
3/15/2021	19.370	18.500	0.870
4/15/2021	19.405	18.500	0.905
5/17/2021	21.130	20.125	1.005
6/15/2021	22.480	21.500	0.980
7/15/2021	22.715	21.625	1.090
8/16/2021	23.240	22.250	0.990
9/15/2021	24.145	23.125	1.020
10/15/2021	23.755	22.625	1.130
11/15/2021	23.090	22.375	0.715
12/15/2021	25.220	24.000	1.220

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 127 manufactured home communities with approximately 24,000 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Maryland, Michigan, Alabama and South Carolina. UMH also owns and operates one community in Florida, containing 219 sites, through its joint venture with Nuveen Real Estate.

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A NYSE Company: Symbol - UMH

since 1968